Amendment to Note



This Amendment to Note ("Amendment"), made, delivered, and effective as of September 7, 1999, by and between Pro Golf International, Inc. ("Borrower") and COMERICA BANK ("Bank").


WHEREAS, Borrower and Bank are parties to that certain Master Revolving Note in the original principal amount of $8,500,000 dated June 22, 1999 ("Note"); and

WHEREAS, Bank and Borrower desire to amend the Note as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1. The reference to "September 7, 1999" in the first sentence of the Note is deleted and "November 8, 1999" is inserted in lieu thereof. The indebtedness outstanding under the Note shall now be due and payable in full on the earlier of November 8, 1999 and DEMAND by Bank.

2. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.

3. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

4. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

5. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank's administration of the debt evidenced by the Note or otherwise. Nothing set forth in this Amendment shall be deemed to modify the demand nature of the Note.

6. This Amendment is not an agreement to any further or other amendment of the Note.

7. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

Name(s) of Borrower(s): Pro Golf International, Inc.


By:_____________________________             By:________________________________
    SIGNATURE OF                                           SIGNATURE OF

Its:____________________________             Its:_______________________________
    TITLE (IF APPLICABLE)                              TITLE (IF APPLICABLE)


                                                COMERICA BANK


                                              By:_______________________________
                                                    SIGNATURE OF
                                              Its:______________________________
                                                    TITLE



                            [continued on next page]


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The above Amendment to Note is consented to by the undersigned  Guarantors as of
September 7, 1999.

Ajay Sports, Inc.
Woodward Partners, Inc.
Pro-Golf of America, Inc.
Colorado Ridge Corporation
Acrodyne Corporation


By:____________________________________________
     Thomas W. Itin, President of each of the above entities

Tico


By:____________________________________________
     Thomas W. Itin, Managing Partner

Sico


By:____________________________________________
      Shirley B. Itin, Managing Partner


-----------------------------------------------
Thomas W. Itin, individually


-----------------------------------------------
Shirley B. Itin, individually